Fidelity® Select Portfolios®

Industrials Sector

Fund/Ticker

Industrial Equipment Portfolio/FSCGX

Summary Prospectus

April 29, 2016

As Revised May 2, 2016

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund (including the fund's SAI) online at www.fidelity.com/funddocuments. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus dated April 29, 2016, as supplemented on May 2, 2016, and SAI dated April 29, 2016 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund:
Industrial Equipment Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.28%
Total annual operating expenses	0.83%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$85
3 years	$265
5 years	$460
10 years	$1,025

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the manufacture, distribution, or service of products and equipment for the industrial sector, including integrated producers of capital equipment, parts suppliers, and subcontractors.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
  Proposed Reorganization. The Board of Trustees of Fidelity Select Portfolios has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Industrial Equipment Portfolio and Industrials Portfolio pursuant to which Industrial Equipment Portfolio would be reorganized on a tax-free basis with and into Industrials Portfolio.
  The Agreement provides for the transfer of all of the assets of Industrial Equipment Portfolio in exchange for shares of Industrials Portfolio equal in value to the net assets of Industrial Equipment Portfolio and the assumption by Industrials Portfolio of all of the liabilities of Industrial Equipment Portfolio. After the exchange, Industrial Equipment Portfolio will distribute the Industrials Portfolio shares to its shareholders pro rata, in liquidation of Industrial Equipment Portfolio. As a result, shareholders of Industrial Equipment Portfolio will become shareholders of Industrials Portfolio (these transactions are collectively referred to as the “Reorganization”).
  A Special Meeting (the “Meeting”) of the Shareholders of Industrial Equipment Portfolio is expected to be held during the third quarter of 2016 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Industrial Equipment Portfolio in advance of the meeting.
  If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about October 14, 2016. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
  The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Industrials Portfolio, please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s web site (www.sec.gov).

Principal Investment Risks

  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industrial Equipment Industry Concentration.  The industrial equipment industry can be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, labor relations, and government regulations.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	24.86%	June 30, 2009
Lowest Quarter Return	(28.55)%	December 31, 2008
Year-to-Date Return	3.18%	March 31, 2016

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Industrial Equipment Portfolio
Return Before Taxes	2.47%	8.76%	8.07%
Return After Taxes on Distributions	1.16%	6.99%	6.99%
Return After Taxes on Distributions and Sale of Fund Shares	2.49%	6.80%	6.53%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%
MSCI U.S. IMI Capital Goods 25-50 Index (reflects no deduction for fees, expenses, or taxes)	0.59%	11.26%	7.51%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Janet Glazer (co-manager) has managed the fund since April 2016.

Tobias Welo (co-manager) has managed the fund since April 2016.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, and FAST are registered service marks of FMR LLC. © 2016 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.925644.110	INE-SUM-0416-01